UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 27, 2017

(Exact Name of Registrant as Specified in Its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

001-33653	31-0854434
(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(800) 972-3030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

In connection with the closing of an offer by Fifth Third Bancorp (“Fifth Third”) to certain participants in the Fifth Third Bancorp 401(k) Savings Plan (the “Plan”) to allow them to rescind certain acquisitions of Fifth Third stock in the Plan that occurred between November 10, 2015 and November 10, 2016 (the “Rescission Offer”), all transactions into and out of Fifth Third common stock in the Plan will be temporarily suspended during the Blackout Period (as defined below). In order to process the Rescission Offer, the trustee of the Plan must temporarily suspend (the “Blackout”) all transactions in and out of Fifth Third common stock (including transactions pursuant to requests for a loan, withdrawal or distribution which, in each case, will be derived in whole or in part out of Fifth Third Common Stock) during the Blackout Period (as defined in the following sentence). The Blackout will begin at 4:00 P.M., Eastern Time, on June 2, 2017, and will end during the calendar week of June 11, 2017 (the “Blackout Period”) on the date that the proceeds for the Rescission Offer are credited to the Plan accounts of such participants. The Blackout Period is expected to last up to eleven business days.

In connection with the Blackout, on April 27, 2017, Fifth Third sent a notice (the “Notice”) to its directors and executive officers informing them of the Blackout Period, during which they will be restricted from, directly or indirectly, purchasing, acquiring, exercising, selling or otherwise transferring certain equity securities of Fifth Third, subject to certain limited exceptions. The class of equity securities subject to the Blackout is Fifth Third common stock.

During the Blackout Period and for a period of two years after the ending date of the Blackout Period, security holders or other interested persons may obtain, without charge, information about the actual beginning and ending dates of the Blackout Period by contacting Fifth Third’s Office of the Corporate Secretary, to whom all inquiries regarding the Blackout Period should be directed, at the following address:

Office of the Corporate Secretary
Fifth Third Bancorp
Fifth Third Center
38 Fountain Square Plaza
MD 10909F
Cincinnati, OH 45263
(513) 534-4300

The reason for the Notice is that Section 306(a) of the Sarbanes-Oxley Act and Regulation BTR promulgated by the Securities and Exchange Commission generally impose restrictions on trading in issuer shares by directors and executive officers of the issuer in the event that 50% or more of an issuer’s plan participants are so restricted with respect to the shares in their plan accounts.

A copy of the Notice is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1 – Fifth Third Bancorp Trading Blackout Notice to all Directors and Executive Officers of Fifth Third Bancorp dated April 27, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

April 27, 2017	By:	/s/ JELENA MCWILLIAMS
Jelena McWilliams
Executive Vice President, Chief Legal Officer & Corporate Secretary